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                                                                  EXECUTION COPY


              AGREEMENT TO INCREASE PURCHASE COMMITMENT AND CONSENT

                            dated as of June 12, 1996

                                   Relating to

                             NOTE PURCHASE AGREEMENT


                                      among


                 OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                   as Seller,


                             OLYMPIC FINANCIAL LTD.
                   as Servicer and in its individual capacity,


                          DELAWARE FUNDING CORPORATION
                                  as Purchaser,


                                       and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for the benefit of the DFC Owners,




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          THIS AGREEMENT dated as of June 12, 1996 (this "Agreement") is by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), OLYMPIC FINANCIAL, LTD., a Minnesota corporation, as Servicer and in its individual capacity ("OFL"), DELAWARE FUNDING CORPORATION (with its respective successors and assigns, the "PURCHASER"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. Morgan Delaware), as Administrative Agent, for the benefit of the DFC Owners (the "ADMINISTRATIVE AGENT"), and relates to the Note Purchase Agreement dated as of December 28, 1995 (as amended from time to time, the "NOTE PURCHASE AGREEMENT"), by and among the parties listed above. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to such terms in the Note Purchase Agreement.

                                    RECITALS

          WHEREAS, pursuant to Section 2.05(b) of the Note Purchase Agreement, the Seller may request in writing an increase in the Purchase Commitment and such increase will become effective if the Purchaser and the Administrative Agent agree thereto; and

          WHEREAS, pursuant to Section 8.06 of the Note Purchase Agreement, the Seller agreed not to make any material amendment to the Trust Agreement, the Sale and Servicing Agreement or the Indenture without prior written consent of the Purchaser; and

          WHEREAS, pursuant to Section 9.06 of the Note Purchase Agreement, OFL agreed not to make any material amendment to the Sale and Servicing Agreement without the prior written consent of the Purchasers; and

          WHEREAS, the Purchaser and the Administrative Agent desire to agree to the Seller's request for an increase in the Purchase Commitment, and to amend the Trust Agreement, the Sale and Servicing Agreement and the Indenture.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Agreement agree as follows:

          SECTION 1. INCREASE IN PURCHASE COMMITMENT. The Purchaser and the Administrative Agent agree to the increase of the Purchase Commitment from $200,000,000 to $300,000,000.

          SECTION 2. CONSENT TO AMENDMENT TO TRUST DOCUMENTS. The Purchaser hereby consents, pursuant to Sections 8.06 and 9.06 of the Note Purchase Agreement, to the Amendment to Trust Agreement, Amendment to Sale and Servicing Agreement and Supplemental Indenture of even date herewith, substantially in the forms attached to this Amendment as Exhibit A.

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          SECTION 3.  NOTE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS
SUPPLEMENTED. Except as specifically stated herein, all of the terms and conditions of the Note Purchase Agreement shall remain in full force and effect. All references to the Note Purchase Agreement in any other document or instrument shall be deemed to mean the Note Purchase Agreement, as supplemented by this Agreement. This Agreement shall not constitute a novation of the Note Purchase Agreement, but shall constitute a supplement thereto. The parties hereto agree to be bound by the terms and obligations of the Note Purchase Agreement, as supplemented by this Agreement, as though the terms and obligations of the Note Purchase Agreement were set forth herein.

          SECTION 4. EFFECTIVENESS. This Agreement shall become effective as of June 12, 1996, upon receipt by the Administrative Agent of (a) executed counterparts of this Agreement; (b) an executed copy of the First Amendment to DFC Asset Purchase Agreement, dated as of the date hereof, evidencing the increase in the commitment amounts of the DFC Purchasers; (c) an executed copy of the Agreement to Increase Aggregate Purchase Commitments and Consent, dated the date hereof, relating to the Certificate Purchase Agreement among the Seller, OFL, the financial institution party thereto and Morgan Guaranty Trust Company of New York; and (d) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 4. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE
                                  TRUST,
                                    as Seller

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as Owner
                                       Trustee


                                  By:___________________________
                                     Name:
                                     Title:


                                  OLYMPIC FINANCIAL LTD.


                                  By:___________________________
                                     Name:
                                     Title:  Treasurer


                                  DELAWARE FUNDING CORPORATION,
                                    as Purchaser

                                  By:  Morgan Guaranty Trust
                                       Company of New York,
                                       as attorney-in-fact for
                                       Delaware Funding Corporation


                                  By:___________________________
                                     Name:
                                     Title:


                                  MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK,
                                    as Administrative Agent


                                  By:___________________________
                                     Name:
                                     Title:

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